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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) : October 22, 2004

                               AMERICAN IDC CORP.
                               ------------------
             (Exact name of registrant as specified in its chapter)


         Florida                     000-31541                   65-0941058
-----------------------------    ------------------          -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
of incorporation                    File Number)             Identification No.)



  11301 Olympic Boulevard, Suite 680, Los Angeles, CA               90064
  ---------------------------------------------------         ------------------
      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (310) 445-2599


                  --------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities

         The following table sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

         Date                                  Title and Amount                         Purchaser
---------------------------------------- -------------------------------------- --------------------------------------
October 25, 2004                         The company sold 250,000 shares of     Private Investor
                                         common stock pursuant to a
                                         subscription agreement for $10,000
---------------------------------------- -------------------------------------- --------------------------------------
October 15, 2004                         200,000 shares of common stock were    Private Investor
                                         purchased at a price of $.05 per
                                         share or $10,000 pursuant to a
                                         subscription agreement
---------------------------------------- -------------------------------------- --------------------------------------
October 15, 2004                         For consulting services rendered,      Ying Wang
                                         the company issued 300,000 shares of
                                         common stock  at a price of $24,000
---------------------------------------- -------------------------------------- --------------------------------------
October 15, 2004                         Under a subscription agreement, the    Private Investor
                                         company sold 1,250,000 shares of
                                         common stock for $.06 per share or
                                         $75,000
---------------------------------------- -------------------------------------- --------------------------------------
October 1, 2004                          To authorize the use of feature        Omni Media Distribution, Inc.
                                         films, the company issued 60,000
                                         shares of common stock at a price of
                                         $6,000
---------------------------------------- -------------------------------------- --------------------------------------
October 1, 2004                          Pursuant to the terms of a             Private Investor
                                         subscription agreement, 100,000
                                         shares of the company's common stock
                                         were sold at a price of $5,000
---------------------------------------- -------------------------------------- --------------------------------------
October 1, 2004                          Pursuant to the terms of a             Private Investor
                                         subscription agreement, the company
                                         sold 100,000 shares of common stock
                                         at a price of $5,000
---------------------------------------- -------------------------------------- --------------------------------------
October 1, 2004                          Pursuant to the terms of a             Private Investor
                                         subscription agreement, the company
                                         sold 200,000 shares of common stock
                                         for a price of $10,000
---------------------------------------- -------------------------------------- --------------------------------------
September 8, 2004                        Under the terms of a consulting        Pacific Investors, Ltd.
                                         agreement, the company issued 50,000
                                         shares of common stock for debt
                                         settlement in the amount of $6,000.
---------------------------------------- -------------------------------------- --------------------------------------
September 8, 2004                        Under the terms of a subscription      Private Investor
                                         agreement, the company sold 100,000
                                         shares of common stock at a price of
                                         $.05 or $5,000
---------------------------------------- -------------------------------------- --------------------------------------

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Date:  October 27, 2004                                   American IDC Corp.


                                                         /s/ Gordon F. Lee
                                                         -----------------
                                                         Gordon F. Lee
                                                         Chief Executive Officer